Exhibit 10.5

CHALLAN

MTR Form Number-6

GRN	MH006253227202223E	**BARCODE**		**Date**	10/08/2022-12:42:02	**Form ID**	36A

Department	Inspector General Of Registration	**Payer Details**	
Type of Payment	Stamp Duty Registration Fee	**TAX ID / TAN (If Any)**	
		PAN No.(If Applicable)	AAACO5140L
Office Name	KRL3_JT SUB REGISTRAR KURLA NO 3	**Full Name**	OFFBEAT DEVELOPERS PVT LTD
Location	MUMBAI		
Year	2022-2023 One Time	**Flat/Block No.**	Unit No-5 Centrium 2nd Floor
Account Head Details	**Amount In Rs.**	**Premises/Building**	
0030045501 Stamp Duty	54250.00	**Road/Street**	Phoenix Marketcity, Kamani LBS Road, Kurla West
0030063301 Registration Fee	500.00	**Area/Locality**	Mumbai
		Town/City/District	
		PIN	4 0 0 0 7 0
		Remarks (If Any)	
		PAN2=AAHCN6451E~SecondPartyName=New Century Trading India Pvt Ltd	
		Amount In Words	Fifty Four Thousand Seven Hundred Fifty Rupees Only
Total	54,750.00		
Payment Details	UNION BANK OF INDIA	**FOR USE IN RECEIVING BANK**	
Cheque-DD Details		Bank CIN / Ref. No.	02901792022081091191 512065538
Cheque/DD No.		Bank Date / RBI Date	10/08/2022-00:46:40 12/08/2022
Name of Bank		Bank-Branch	UNION BANK OF INDIA
Name of Branch		Scroll No. , Date	1 , 11/08/2022

DEFACED ₹54750.00 DEFACED

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Department ID :

Mobile No. : 9869274796

NOTE:- This challan is valid for document to be registered in Sub Registrar office only. Not valid for unregistered document.

सदर चलन केवळ दुय्यम निबंधक कार्यालयात नोंदणी करावयाच्या दस्तांसाठी लागु आहे. नोंदणी न करावयाच्या दस्तांसाठी सदर चलन लागु नाही.

Signature Not Verified

Digitally signed by DS VIRTUAL TREASURY MUMBAI 03
Date: 2022.08.23 14:16:51 IST
Reason: GRAS Secure Document
Location: India

Challan Defaced Details

Sr. No.	Remarks	Defacement No.	Defacement Date	UserId	Defacement Amount
1	(iS)-369-15591	0003356953202223	23/08/2022-14:16:01	IGR197	500.00
2	(iS)-369-15591	000335[illegible]2223	23/08/2022-14:16:01	IGR197	54250.00
			Total Defacement Amount		**54,750.00**

THE SEAL OF THE SUB REGISTRAR KURLA-1 (MUMBAI SUBURBAN DIST. BANDRA)

Print Date 23-08-2022 02:16:51

CHALLAN
MTR Form Number-6

GRN	MH006208417202223P	BARCODE		Date	09/08/2022-10:21:45	Form ID	36A

Department Inspector General Of Registration		**Payer Details**	
Type of Payment Stamp Duty Registration Fee		**TAX ID / TAN (If Any)**	
		PAN No.(If Applicable)	AAHCN6451E
Office Name KRL1_JT SUB REGISTRAR KURLA NO 1		**Full Name**	New Century Trading India Pvt Ltd
Location MUMBAI			
Year 2022-2023 One Time		**Flat/Block No.**	UNIT NO.5 2ND FLOOR CTS NO.124
Account Head Details	**Amount In Rs.**	**Premises/Building**	
0030045501 Stamp Duty	54250.00	**Road/Street**	CENTRIUM PHOENIX MALL CITY LBS MARG KURLA (W)
0030063301 Registration Fee	500.00	**Area/Locality**	MUMBAI
		Town/City/District	
		PIN	4 0 0 0 7 0
		Remarks (If Any)	
		PAN2=AAACO5140L~SecondPartyName=OFFBEAT DEVELOPERS PVT LTD~	
DEFACED ₹54750.00 DEFACED			
		Amount In	Fifty Four Thousand Seven Hundred Fifty Rupees Only
Total	54,750.00	**Words**	
Payment Details STATE BANK OF INDIA		**FOR USE IN RECEIVING BANK**	

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Cheque-DD Details					
Cheque/DD No.		Bank CIN	Ref. No.	10000502022080900127	4138703619833
Name of Bank		Bank Date	RBI Date	09/08/2022-10:23:29	11/08/2022
Name of Branch		Bank-Branch		STATE BANK OF INDIA	
		Scroll No. , Date		1009978 , 11/08/2022	

Department ID :
Mobile No. : 7358616683

NOTE:- This challan is valid for document to be registered in Sub Registrar office only. Not valid for unregistered document.
सदर चलन केवळ दुय्यम निबंधक कार्यालयात नोंदणी करावयाच्या दस्तासाठी लागु आहे. नोंदणी न करावयाच्या दस्तांसाठी सदर चलन लागु नाही.

Signature Not Verified
Digitally signed by DS VIRTUAL TREASURY MUMBAI 03
Date: 2022.08.23 14:16:59 IST
Reason: GRAS Secure Document
Location: India

THE SEAL OF THE SUB REGISTRAR KURLA

Challan Defaced Details

Sr. No.	Remarks	Defacement No.	Defacement Date	UserId	Defacement Amount
1	(iS)-369-15591	0003355951202223	23/08/2022-14:15:55	IGR197	500.00
2	(iS)-369-15591	0003355951202223	23/08/2022-14:15:55	IGR197	54250.00
			Total Defacement Amount		**54,750.00**

Print Date 23-08-2022 02:16:58

CHALLAN
MTR Form Number-6

GRN	MH006253227202223E	BARCODE		Date	10/08/2022-12:42:02	Form ID	36A

Department Inspector General Of Registration		**Payer Details**	
Type of Payment Stamp Duty Registration Fee		**TAX ID / TAN (If Any)**	
		PAN No.(If Applicable)	AAACO5140L
Office Name KRL3_JT SUB REGISTRAR KURLA NO 3		**Full Name**	OFFBEAT DEVELOPERS PVT LTD
Location MUMBAI			
Year 2022-2023 One Time		**Flat/Block No.**	Unit No-5 Centrium 2nd Floor
Account Head Details	**Amount In Rs.**	**Premises/Building**	
0030045501 Stamp Duty	54250.00	**Road/Street**	Phoenix Marketcity, Kamani LBS Road, Kurla West
0030063301 Registration Fee	500.00	**Area/Locality**	Mumbai
		Town/City/District	
		PIN	4 0 0 0 7 0
		Remarks (If Any)	
		PAN2=AAHCN6451E~SecondPartyName=New Century Trading India Pvt Ltd~	
		Amount In Words	Fifty Four Thousand Seven Hundred Fifty Rupees Only
Total	54,750.00		
Payment Details UNION BANK OF INDIA		**FOR USE IN RECEIVING BANK**	

Cheque-DD Details		Bank CIN Ref. No.	02901792022081091491	512065538
Cheque/DD No.		Bank Date RBI Date	10/08/2022-12:46:40	Not Verified with RBI
Name of Bank		Bank-Branch	UNION BANK OF INDIA	
Name of Branch		Scroll No. , Date	Not Verified with Scroll	

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Department ID :
Mobile No. : 9869274796

NOTE:- This challan is valid for document to be registered in Sub Registrar office only. Not valid for unregistered document.
सदर चलन केवळ दुय्यम निबंधक कार्यालयात नोंदणी करावयाच्या दस्तासाठी लागु आहे. नोंदणी न करावयाच्या दस्तासाठी सदर चलन लागु नाही.

Print Date 10-08-2022 12:46:53

CHALLAN
MTR Form Number-6

GRN	MH006208417202223P	BARCODE		Date	09/08/2022-10:21:45	Form ID	36A

Department Inspector General Of Registration		**Payer Details**	
Type of Payment Stamp Duty Registration Fee		**TAX ID / TAN (If Any)**	
		PAN No.(If Applicable)	AAHCN6451E
Office Name KRL1_JT SUB REGISTRAR KURLA NO 1		**Full Name**	New Century Trading India Pvt Ltd
Location MUMBAI			
Year 2022-2023 One Time		**Flat/Block No.**	UNIT NO.5 2ND FLOOR CTS NO.124
Account Head Details	**Amount In Rs.**	**Premises/Building**	
0030045501 Stamp Duty	54250.00	**Road/Street**	CENTRIUM PHOENIX MALL CITY LBS MARG KURLA (W)
0030063301 Registration Fee	500.00	**Area/Locality**	MUMBAI
		Town/City/District	
		PIN	4 0 0 0 7 0
		Remarks (If Any)	
करल - 1		PAN2=AAACO5140L~SecondPartyName=OFFBEAT DEVELOPERS PVT LTD~	
9५4e9 / ४ / 84			
2022			
		Amount In Words	Fifty Four Thousand Seven Hundred Fifty Rupees Only
Total	54,750.00		
Payment Details STATE BANK OF INDIA		**FOR USE IN RECEIVING BANK**	
Cheque-DD Details		Bank CIN / Ref. No.	10000502022080900127 / 4138703619833
Cheque/DD No.		Bank Date / RBI Date	09/08/2022-10:23:29 / Not Verified with RBI
Name of Bank		Bank-Branch	STATE BANK OF INDIA
Name of Branch		Scroll No. , Date	Not Verified with Scroll

Department ID : Mobile No. : 7358615683

NOTE:- This challan is valid for document to be registered in Sub Registrar office only. Not valid for unregistered document.

सदर चलन केवळ दुय्यम निबंधक कार्यालयात नोदणी करावयाच्या दस्तासाठी लागु आहे. नोदणी न करावयाच्या दस्तासाठी सदर चलन लागु नाही.

SUB REGISTRAR KURLA-1

Print Date 09-08-2022 10:55:01

Document Handling Charges
Inspector General of Registration & Stamps

Receipt of Document Handling Charges

PRN	2308202206611	Receipt Date	23/08/2022

Received from Offbeat Developers Pvt Ltd , Mobile number 0000000000, an amount of Rs.1300/-, towards Document Handling Charges for the Document to be registered on Document No. 15591 dated 23/08/2022 at the Sub Registrar office Joint S.R. Kurla 1 of the District Mumbai Sub-urban District.

DEFACED
₹ 1300
DEFACED

Payment Details

Bank Name	SBIN	Payment Date	23/08/2022
Bank CIN	10004152022082306143	REF No.	223552266887
Deface No	2308202206611D	Deface Date	23/08/2022

This is computer generated receipt, hence no signature is required.

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THE SEAL OF THE SUB REGISTRAR KURLA-1 MUMBAI SUBURBAN DIST. (BANDRA)

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Department of Stamp & Registration, Maharashtra			
Receipt of Document Handling Charges			
PRN	2308202206611	Date	23/08/2022
Received from Offbeat Developers Pvt Ltd , Mobile number 0000000000, an amount of Rs.1300/-, towards Document Handling Charges for the Document to be registered(iSARITA) in the Sub Registrar office Joint S.R. Kurla 1 of the District Mumbai Sub-urban District.			
Payment Details			
Bank Name	SBIN	Date	23/08/2022
Bank CIN	10004152022082306143	REF No.	223552266887
This is computer generated receipt, hence no signature is required.			

THE SEAL OF THE SUB REGISTRAR KURLA-1 MUMBAI SUBURBAN DIST. (BANDRA)

THE SEAL OF THE SUB REGISTRAR KURLA-1 MUMBAI SUBURBAN DIST. (BANDRA)

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OFFBEAT DEVELOPERS PVT. LTD. MUMBAI

LEAVE AND LICENSE AGREEMENT

THIS AGREEMENT OF LEAVE AND LICENSE made and entered into at Mumbai this 10th day of August, 2022 BY AND BETWEEN

OFFBEAT DEVELOPERS PRIVATE LIMITED, a company incorporated under the Companies Act, 1956 and having its registered office at Shree Laxmi Woollen Mills Estate, R.R. Hosiery Building, Ground Floor, Opp. Shakti Mills, Dr. E. Moses Road, Mahalaxmi, Mumbai 400 011hereinafter referred to as the "**LICENSOR**" of the **One Part:**

AND

NEW CENTURY TRADING INDIA PRIVATE LIMITED, a company incorporated under the Companies Act, 1956 and having its registered office at SVM-Tulip, Door No. 1/615, Gandhi Street, Jalladianpet, Chennai-600 100, hereinafter referred to as the "**LICENSEE**" of the **Other Part:**

The LICENSOR and the LICENSEE are together referred to as **"Parties"** and individually as **"Party"**.

"Agreement" or **"the Agreement"** or **"this Agreement"** means this Leave and License Agreement together with all the annexure, appendices and schedules attached hereto.

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WHEREAS:

A. The LICENSOR is in possession of and is sufficiently entitled to a portion of the Non-Agricultural land or ground situate, lying and being at Survey No. 5A (Part), and New CTS No. 124-A of Village Kurla- Kirol, situated at LBS Marg, Kurla, Mumbai-70 (hereinafter referred to as the "**said Plot**") and has constructed a commercial building known as "The Centrium"on the said Plot (hereinafter also referred to as the "**said Building**")and has obtained the Occupation Certificate with respect to the said Building from Municipal Corporation of Greater Mumbai vide its letter no. CE/4057/BPES/AL of 13th June, 2012.

B. The LICENSOR has invested substantial sums of money towards land, infrastructure, capital equipment, interiors and operating expenses in developing the said Building.

C. The LICENSEE has sought permission from the LICENSOR to use the Licensed Premises (defined below) on a leave and license basis to use the same as an office premises to carry out the Permitted Business, which the LICENSOR has agreed to, on the terms and conditions contained herein. **"Permitted Business"** means the business of Import, Export, Trading, Distributing, dealing and outsourced contract manufacturing activities of furniture goods from the Licensed Premises.

D. The LICENSEE acknowledges that the LICENSOR is the sole and absolute owner of the Licensed Premises and that the LICENSOR has permitted the LICENSEE use of the Licensed Premises on limited license subject to compliance of this Agreement.

E. The LICENSOR has and will continue to have at all times sole and exclusive possession of the Licensed Premises (including all common areas and all other areas which may form part of the ingress/egress to the Licensed Premises).

F. The LICENSEE agrees to pay the LICENSOR License Fee and other charges for the use of the Licensed Premises.

G. The LICENSEE has confirmed through the certificate of a Chartered Accountant to the LICENSOR that the paid up capital of the LICENSEE is more than Rs.1,00,00,000/- (Rupees One Crore Only) as on date and has itself further represented that it shall not reduce the same during the subsistence of this Agreement.

H. The LICENSOR has agreed to permit the LICENSEE through a limited, non-exclusive, temporary and restricted license for carrying out its Permitted Business from the Licensed Premises in compliance with this Agreement.

NOW THIS AGREEMENT WITNESSETH:

I. <u>PREMISES</u>

1. At the request of the LICENSEE, the LICENSOR hereby permits the LICENSEE to have use of Unit no.5 admeasuring 362.13 square mtrs. (3,898 square feet) of carpet area equivalent to 6,432 square feet of chargeable area on the 2nd Floor of building known as "The Centrium" situated at Phoenix Market City, LBS Marg, Kurla west, Mumbai 400 070 shown delineated by red boundary line on the Plan being **Annexure 'A'** hereto (hereinafter referred to as the "**Licensed Premises**") purely on a leave and license basis for use as an office premises for carrying out the Permitted Business on the terms and conditions as specified in this Agreement.

2. The LICENSOR agrees to execute the following works within the Licensed Premises at its own cost:

- Providing Standard Partition Walls
- Providing a cable for electricity with a meter at a single point location
- Providing a telephone cable at a single point location
- Providing an internet cable at a single point location
- Water supply for sprinkler system at a single point location
  Chilled water supply at a single point location

II. TERM

The license granted herein by the LICENSOR shall be a limited license for a limited term of 60 (Sixty) months. This limited term of 60 (Sixty) months shall commence from 16th August 2022, shall hereinafter be referred to as the **"Commencement Date"** (which shall be the date on which the term of the license granted under this Agreement and date from which payments under this Agreement commences) and expires 15th August 2027 **License Term"**) and shall be subject to the terms, conditions and covenants detailed hereinafter. At the end of the License Term or on early determination as provided below, this license shall automatically come to an end.

III. LIMITED LICENSE

1. The LICENSOR hereby permits under its license a bare, non-exclusive, limited license to use the Licensed Premises for operations during such timings as may be statutorily permissible for the LICENSEE to operate from the Licensed Premises. Notwithstanding the foregoing, the LICENSEE agrees and acknowledges that certain infrastructural facilities and utilities such as air conditioning shall be provided by the LICENSOR during business hours only i.e., from 8:30 a.m. to 8:30 p.m. Such timings shall be at the sole discretion of the LICENSOR or an agency appointed by it, which may be amended from time to time by the LICENSOR or an agency appointed by it and communicated to the LICENSEE.

2. The LICENSOR shall always continue to have possession and unobstructed access to the Licensed Premises.

3. It is the common intention of both parties that, anything contained herein shall not be deemed to mean or include and shall not be construed to create any right, title or interest or any tenancy, lease or any right of any other nature whatsoever in favour of the LICENSEE in respect of the Licensed Premises or any part of the said Building or any part of the said plot and the LICENSEE does hereby specifically covenant with the LICENSOR that it only has permissive right to use the Licensed Premises as provided herein and that it shall not, at any time and under any circumstances claim any right, title or interest whatsoever including tenancy, lease, or possession in respect of the Licensed Premises or any part of the said Building or the Plot and this is the essence of this Agreement.

4. The original keys to the door(s) of the Licensed Premises shall always remain with the LICENSOR. A duplicate set of keys shall be given by the LICENSOR to the LICENSEE. The LICENSOR shall in no way be responsible or liable for any kind of legal or financial liability arising out of retaining the keys and the LICENSEE agrees not to make any claims against the LICENSOR in this regard.

5. The LICENSEE shall not alter or cause to be altered the existing lock or locking device installed by the LICENSOR, since the LICENSOR shall perpetually be in possession and control of the Licensed Premises. Should the LICENSEE alter or cause to be altered the existing lock or locking device installed by the LICENSOR or install its own lock to the door of the Licensed Premises without the written consent of the LICENSOR, then in such an event the LICENSOR has the irrevocable and unequivocal consent of the LICENSEE to break and remove any

such lock or door(s). It is explicitly understood that under no circumstances shall the LICENSOR be liable for any loss, theft, financial or legal liability or other such consequence/event. The LICENSEE undertakes to keep all cash and valuables safe and secure entirely at its own costs and consequences.

6. The LICENSEE agrees to abide by all the rules and regulations formulated by the LICENSOR/Condominium in respect of the said Building and the Licensed Premises keeping in view the rules and regulations as applicable to the said Building, as may be amended from time to time and further consents that it shall not, at any time, object to any changes or modifications made to such rules and regulations. However, such change in the applicable rules and regulations shall not restrict the LICENSEE from conducting its Permitted Business in the Licensed Premises.

7. The LICENSEE has also vide a resolution dated 1st August 2022 passed by its board of directors (annexed hereto as **Annexure 'B'**) confirmed that it will use the Licensed Premises only under the LICENSOR's leave and license for a limited and temporary period of 60 (Sixty) months and will vacate the Licensed Premises at the end of the term, in accordance with the terms of this Agreement draft whereof has been approved by the board of directors of the LICENSEE.

IV. <u>FIT OUT WORKS</u>

1. **"Fit Out Works"** means all works of renovation and interior decoration (not amounting to erection of permanent structure or resulting in structural or permanent changes) which are necessary for the LICENSEE to commence operations from the Licensed Premises including false ceiling, interior fit-outs, furniture, fittings and fixtures, civil finishes, internal façade, internal wiring, ducting, electrical panels, internal firefighting equipment, internal smoke detection equipment, internal air handling units etc.

2. **"Fit Out Period"** means a period from 16th August 2022 to 14th October 2022, during which the LICENSEE agrees to commence and complete the Fit-Out Works within the Licensed Premises.

3. The LICENSEE agrees to execute and complete all the Fit out Works at its own cost and consequences within the Fit-Out Period as per the rules, regulations and guidelines applicable for the said Building, such Fit-out Works shall be subject to the approval of the LICENSOR and the statutory authorities as required.

4. The LICENSEE agrees that it shall carry out its Fit-Out Works in accordance with the rules, regulations and guidelines of the said Building. The LICENSEE agrees that it shall provide to the LICENSOR requisite drawings in respect of the Licensed Premises. All workmanship and materials shall be in compliance with all electrical, fire and other safety norms and in conformity with Bureau of Indian Standard specifications/ codes of practice and /or relevant international standards etc.

5. The LICENSEE agrees and confirms that in the event, the LICENSEE intends to make any changes/deviations to the designs and drawing approved by the LICENSOR or statutory authorities, the LICENSEE agrees and confirms that it shall obtain the written approval of the LICENSOR and statutory authorities for the change/deviations.

6. In the event that the LICENSEE fails to complete Fit Out Works within the Fit Out Period and commence use/operations from the entire Licensed Premises on the expiry of the Fit Out Period, the LICENSEE shall be liable to pay the License Fee

New Century Trading India Private Limited Chennai

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and all other charges payable under this Agreement from the License Fee Commencement Date, i.e. 15th October 2022. The failure of the LICENSEE to complete Fit-Out Works for any reason whatsoever shall not be a ground for waiver of any amounts payable to the LICENSOR or otherwise relieve the LICENSEE in any way from the performance and observance of the covenants, conditions, stipulations or deeds herein contained and on its part to be performed and observed.

7. The LICENSEE agrees that the LICENSOR is not responsible for the quality of the Fit-Out Works carried out by the Contractor selected by the LICENSEE and from the Commencement Date, any maintenance, repairs, renovation etc. required to be carried out in the Licensed Premises including but not limited to maintenance, repairs, replacement, renovation etc. to any of the Fit Outs in the Licensed Premises shall be at the cost of the LICENSEE only.

8. The LICENSEE acknowledges that all access of labour and construction material to the said Plot and the said Building and/or the Licensed Premises during the Fit-Out Period, will be at the sole discretion of the LICENSOR; however the LICENSEE shall be solely responsible to ensure that such personnel and access is strictly in accordance with the rules and regulations formulated by the LICENSOR, Condominium/ maintenance agency with respect to the said Building as may be amended from time to time.

9. During the Fit-Out Period, the LICENSEE shall strictly comply with all the terms and conditions stated in this Clause IV (FIT OUT WORKS). Any default in such compliance shall be deemed as a Breach; and the LICENSEE hereby agrees to rectify the same.

V. LICENSE FEE, OTHER CHARGES, PAYMENTS AND RELATED OBLIGATIONS

A. License Fee:

1. License Fee means the amount payable by the LICENSEE to the LICENSOR every month in lieu of the LICENSOR allowing the LICENSEE use of the Licensed Premises for carrying out its Permitted Business. The LICENSEE shall regularly pay to the LICENSOR "**License Fee**", in advance, on or before the 7th (seventh) day of each and every month without demand.

2. License Fee shall be the amount of monthly license fee that the LICENSEE shall pay to the LICENSOR in the manner set out below:

   For the period of initial period commencing from 15th October 2022, or commencement of business operations, whichever is earlier, till 15th August 2023 the LICENSEE shall regularly pay License Fee at Rs.98/- (Rupees Ninety Eight Only) per sq. ft. per month on chargeable area of the Licensed Premises amounting to Rs.6,30,336/- (Rupees Six Lakhs Thirty Thousand Three Hundred and Thirty Six Only) per month in advance to the LICENSOR, subject to deduction of TDS and other applicable statutory payments;

   With effect from 16th August 2023, and thereafter every 12 (Twelve) months, subject to the terms and conditions, as stipulated in this Agreement, the License Fees shall stand escalated by 5% on the last payable License Fee subject to deduction of TDS and other applicable statutory payments;

B. Common Area Maintenance Charges:

"**Common area**" shall include (where applicable) but shall not be limited to entrance lobby, atrium, passages, corridors, service areas, service yards,

driveways, outdoor open areas (landscape & otherwise), courtyard areas, common toilets, common staircases, staircase lobbies, lifts, escalators, lift & escalator lobbies, plant rooms, underground water tanks & pump room, fan rooms, electric sub-station, standby generator room, guard rooms, area of diesel or any other fuel storage tank, building services/maintenance area, lift machine rooms, water tanks shafts for plumbing, fire services, electrical, standby generator sets, sewage treatment plant, fire hydrant and any other building services.

"Common Area Maintenance" or **"CAM"** shall mean the operation, management, routine cleaning, routine repairs and maintenance of all Common Areas. This specifically excludes the repairs and maintenance of air conditioning and electrical equipment.

"CAM Charges" reflect the costs associated with providing Common Area Maintenance which are to be borne solely by the LICENSEE including statutory taxes/levies as applicable. CAM Charges will also reflect the costs associated with consumption of electricity for Common Areas (excluding electricity consumed for air conditioning), security services for Common Areas, the cost of the management staff working for the said Building and shall also include the management fee/ service fee charged for providing the CAM Services.

It is clarified that CAM Charges specifically exclude charges for maintenance/services carried out in any area or part of the Licensed Premises.

The CAM Charges for maintenance of the Common Areas of the said Building during the term of this Agreement is currently estimated at Rs.14/- (Rupees Fourteen Only) per sq.ft. per month on chargeable area are included in the License Fee. Any increase in the above charges beyond Rs.14/- (Rupees Fourteen Only) per sq.ft. per month on chargeable area shall be borne and payable by the LICENSEE which shall be payable within 7 days of the LICENSOR demanding the same from the LICENSEE.

C. **Other Amounts Payable By Licensee:**

It is agreed and understood by the LICENSEE that in addition to the License Fee, the following amounts shall be payable to the LICENSOR:

(i) **Recovery of Air Conditioning Usage and Equipment Costs:**

The LICENSOR has incurred considerable costs to provide chilled water system and machinery for air-conditioning of the said Building.

The LICENSOR will only provide chilled water through pipes for the Licensed Premises. It is the LICENSEE's responsibility to operate, maintain and replace at its own cost, all equipment and fixtures including the air handling units, fan coil units, ducts, etc. within the Licensed Premises. Such equipment and fixtures will be connected to the electric panel installed by the LICENSEE within the Licensed Premises.

It is clarified that all equipment and fixtures installed by the LICENSOR for the purpose of air-conditioning certain portions of the Common Areas of the said Building and providing chilled water to the LICENSEE for air-conditioning the Licensed Premises constitute the said Building air-conditioning system (**"said Building AC System"**).

The LICENSEE agrees that it shall reimburse to the LICENSOR, within 7 (seven) days of presentation of the invoice, the costs of operating and maintaining the said Building AC System. These charges will be applicable at

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actuals which shall be calculated prorata on the chargeable area of the Licensed Premises compared with the occupied chargeable area of the said Building and the same are currently estimated and presently charged at the rate of Rs.13/- per square feet per month on the chargeable area of the Licensed Premises. Such costs will comprise of the following:

- Cost of electricity consumed by the said Building AC System
- Maintenance and repair charges including but not limited to costs of consumables, manpower, annual maintenance contracts, etc.
- Costs of replacement

It is agreed by the LICENSEE that these charges are to be paid from 15th October 2022 to the LICENSOR over and above the monthly License Fee.

(ii) **Electricity charges, water charges and other utilities**

The LICENSOR will only provide electricity cable, water supply (if applicable) and any other utilities as may be mutually agreed at a single point location within the Licensed Premises. The LICENSEE agrees to install, operate & maintain at its own cost all other equipment and fixtures including but not limited to electrical panels, switch boards, internal wiring, piping, etc. Electricity charges, water charges and other utilities for the Licensed Premises are payable from 16th August 2022 within 7 (seven) days of presentation of the invoice, at actuals. The LICENSOR shall install, an independent meter for electricity and water for admeasuring the consumption of utilities.

In the event any deposits or charges are payable towards any additional electrical loading over and above 11 Watts per square feet on carpet area of the Licensed Premises, if agreed to be obtained by the LICENSOR at the LICENSOR's sole discretion, upon request from the LICENSEE, then the same shall be borne and paid by the LICENSEE.

(iii) **Parking Charges:**

The Car / two wheeler parking spaces in the pay & park facility of the said Building is on a first come first serve basis and shall be charged in accordance with the parking policy of the LICENSOR/agency appointed by the LICENSOR in respect of the said Building.

However, at the request of the LICENSEE, the LICENSOR has agreed to provide 6 (Six) non demarcated car parking spaces on a non-exclusive basis to the LICENSEE and the car parking charges for such cars is presently charged at Rs.1000/- per car park per month.

Further, at the request of the LICENSEE, the LICENSOR has as an exception agreed to provide additional car park spaces, subject to availibility, on an un-demarcated and non-exclusive basis to the LICENSEE. The LICENSEE agrees to pay to the LICENSOR, car parking charges for such additional car parks during the term of this Agreement, and the same is currently charged at the rate of Rs. 2,500/- (Rupees Two Thousand Five Hundred Only) per car parking space per month.

(iv) **Goods and Service Tax and other taxes:**

It is agreed by and between the LICENSOR and the LICENSEE that any goods and service tax (GST) or any other tax that may be levied relating to or arising out of the Licensed Premises given on leave and license, the provision of amenities and/or receipt of compensation or charges as set out in this Agreement, including but not limited to License Fee, electricity charges, utility

charges and other charges as may be imposed by statutory authorities and borne and payable by the LICENSOR shall be added to the monthly License Fee or charges/ services as the case may be and shall be due and payable by the LICENSEE as per the terms of this Agreement.

(v) **Property and other taxes etc.:**

Property and other taxes etc. as imposed by the BMC or any other statutory authority including but not limited to levies, charges, fees, cess of any nature, city development charges, etc. upto an amount of Rs. 6/- (Rupees Six Only) per sq. ft. per month on chargeable area shall be borne by the LICENSOR whereas any increase in the above charges and levies beyond Rs. 6/-(Rupees Six Only) per sq. ft. per month on chargeable area shall be borne and payable by the LICENSEE which shall be payable within 7 days of the LICENSOR demanding the same from the LICENSEE.

(vi) **Tax Deducted At Source:**

The monthly License Fee and all other charges payable by the LICENSEE to the LICENSOR shall be subject to tax deduction at source (where applicable) at applicable rates.

It is clarified that tax deducted at source (**"TDS"**) amount shall be paid by the LICENSEE every month to the relevant authority and said payment be reflected on the relevant government authority website and the LICENSEE shall regularly submit a TDS certificate to the LICENSOR every quarter. In the event of any error committed by the LICENSEE in deducting TDS or in e-filing, the same shall be rectified by the LICENSEE at its own cost within a period of 30 days from the said error being brought to the notice of the LICENSEE.

(vii) **Late Payment:**

The LICENSEE agrees that it shall promptly pay to the LICENSOR, License Fee and all other charges such as electricity and other utility charges consumed in or arising out of the use of the Licensed Premises.

The LICENSEE agrees that if any payment due to the LICENSOR under this Agreement remains outstanding from its due date, the LICENSEE shall be liable to pay such arrears together with interest thereon at the rate of 18% per annum and if such arrears remain outstanding beyond 30 (thirty) days, then the LICENSEE shall be liable to pay such arrears together with interest thereon at the rate of 24% per annum for each financial accounting period, till the date of payment. The computation shall be on the basis of 360-days a year comprising of twelve months of 30 days.

The LICENSEE acknowledges that timely discharge of all amounts due to the LICENSOR under this Agreement by the LICENSEE is the essence of this contract. It is further agreed, if such arrears (whether in whole or part) remain outstanding beyond 60 (sixty) days from the date the amount first became due, then such delayed or non-payment shall constitute a Material Breach.

VI. SECURITY DEPOSIT

1. The LICENSEE has agreed to deposit with the LICENSOR a sum equivalent to 6 (Six) months License Fee amounting to Rs.37,82,016/- (Rupees Thirty Seven Lakhs Eighty Two Thousand and Sixteen Only) as an interest free refundable security

deposit (hereinafter referred to as **"the Security Deposit"**) before execution of this Agreement. The same shall be deposited in the following manner:-

a. The LICENSEE has already deposited with the LICENSOR a sum of Rs. 18,91,008/- (Rupees Eighteen Lakhs Ninety One Thousand and Eight Only).

b. The LICENSEE agrees to deposit with the LICENSOR 18,91,008/- (Rupees Eighteen Lakhs Ninety One Thousand and Eight Only) on or before execution of this Agreement.

2. The above Security Deposit shall be kept with the LICENSOR for the due observance and performance of the terms and conditions of this Agreement. In the event of any Material Breach of this Agreement, the LICENSOR shall be entitled to adjust Security Deposit against any unpaid/outstanding dues, in addition to and without prejudice to any other remedies/claims that the LICENSOR may have/pursue.

3. The Security Deposit referred to in this clause shall remain with the LICENSOR as Security Deposit without any interest and subject to the provisions of this Agreement. Upon termination and/or expiry of this Agreement, the LICENSOR shall deduct all amounts due to it (from the LICENSEE), if any, from the Security Deposit and shall refund to the LICENSEE, 90% of the balance amount immediately after the LICENSEE clears out the Licensed Premises in the manner set out in Clause XIV (CONSEQUENCES OF TERMINATION AND/ OR EXPIRY) and shall retain 10% of the balance amount. This 10% retained by the LICENSOR shall be refunded to the LICENSEE within 30 days of expiry or sooner determination of this Agreement after deducting therefrom further amounts due, from the LICENSEE, if any.

VII. SIGNAGE

1. The LICENSEE agrees and accepts to install only its own identity signage on the main entrance façade of the Licensed Premises strictly in accordance with the rules, regulations and guidelines in respect of the said Building/Condominium which may be amended from time to time by way of notices or fit out manual.

2. In the event that the quality of signage installed by the LICENSEE is in the opinion of the LICENSOR of poor/inferior quality or is not upto the said Building's standards, then in such event the LICENSEE shall promptly change such signage as per the recommendation of the LICENSOR.

3. It is further clarified that the LICENSEE shall not be entitled to install any other signage on the external facia and façade without the prior written permission of the LICENSOR/Condominium.

4. Any violation of the LICENSOR's signage policy shall be construed a breach of this Agreement.

5. The LICENSEE shall be solely responsible for all statutory compliance pertaining to its signage.

VIII. COVENANTS OF THE LICENSEE

The LICENSEE irrevocably covenants as follows:

1. **License Policy:**

The LICENSEE covenants that at no time shall it claim any right, title or interest of any kind or nature in the Licensed Premises or any part thereof, it being clearly agreed and understood and it is the common intention of the Parties that the permission which is hereby granted to the LICENSEE is only to carry out its Permitted Business in the Licensed Premises as a bare license and nothing else and the LICENSEE agrees not to take at anytime hereafter, any plea of tenancy, deemed tenancy, sub tenancy, lease, standard rent or any interest whatsoever in respect of the Licensed Premises. Non compliance of this covenant shall constitute a Material Breach.

2. **Timely Payments:**

a. The LICENSEE covenants that it shall promptly pay to the LICENSOR all charges payable by it under this Agreement.

b. The LICENSEE covenants that it shall be responsible and liable for its own telecommunication, telephones and other consumables' costs, which shall be paid directly to the concerned providers. Utilities such as electricity, water, chilled water supply, etc. if supplied through the said Building's facilities shall be paid promptly to the LICENSOR/Condominium/PMC, as the case may be.

c. The LICENSEE covenants that the LICENSEE shall under no circumstances, discontinue or withhold or delay or default in making any of the payments to be paid by the LICENSEE under this Agreement. In the event of delay or default by the LICENSEE in making payments for any reasons whatsoever, the same shall be treated as a Material Breach of this Agreement. Accordingly the LICENSEE agrees and undertakes that the LICENSEE shall continue to make prompt payments to the LICENSOR.

3. **Fit-Out Works:**

The LICENSEE covenants that it shall commence and complete Fit-Out Works in the Licensed Premises within the Fit-out Period in accordance with the permission granted by the LICENSOR. The LICENSEE shall commence paying to the LICENSOR, the License Fee and all other charges from the end of the Fit-Out Period i.e. from 15th October, 2022 or commencement of business operations, whichever is earlier.

4. **Operating Hours:**

The LICENSEE covenants that it will carry out its Permitted Business from the Licensed Premises during such hours as may be statutorily permissible. It is clarified that for the LICENSEE to carry on its Permitted Business, any permissions, licenses, exemptions, etc. that are required to be obtained from any statutory authorities and are to be maintained during the License Term, are the sole responsibility of the LICENSEE alone and the LICENSOR has no liability or responsibility whatsoever in this behalf.

5. **Regulatory Compliance:**

The LICENSEE covenants that it will obtain, comply with and maintain full compliance throughout the License Term with all licenses and regulatory permissions required (including all applicable licenses under the relevant Shops and Establishments Act) and other licenses from various statutory authorities and to comply with all applicable laws, statutory rules and regulations, for carrying out its Permitted Business in the Licensed Premises. It is clarified that the LICENSOR/Condominium have no liability or responsibility whatsoever in this behalf including for obtaining any permissions, maintaining their validity or any prosecution or ancillary act or penalty whatsoever and the LICENSEE is solely responsible for obtaining the same and maintaining it in good standing at all times. The LICENSOR will give its no-objection certificate (NOC), if required. Non-compliance of this covenant shall be a Breach.

6. **Interior Works and Renovation Works:**

The LICENSEE covenants that it shall submit and obtain specific approvals from the LICENSOR for all work it intends to carry out in the Licensed Premises, prior to commencement of any interior renovation work at any time during the License Term and such approvals shall not be unreasonably withheld by the LICENSOR. The LICENSOR may permit the LICENSEE to carry out such approved renovations at the LICENSEE's costs provided that such renovation works shall not amount to permanent change or result in structural changes in the Licensed Premises. The LICENSEE covenants to carry out such approved renovations in accordance with the rules and regulations set forth by the LICENSOR/Condominium without damaging the main structure of the Licensed Premises or the said Building in any manner whatsoever, erecting internal partitions or making other internal alterations and additions. Provided that if any such renovations require prior approval or permission of any municipal or any other local body or government authority, the LICENSEE shall be solely responsible for obtaining the said prior written permission or complying with rules and regulations of such municipal or local body or government authority.

The LICENSOR may mutually agree and/or suggest changes and/or alterations in the drawings and/or plans, etc. submitted by the LICENSEE. In the event, the LICENSEE conducts any work or renovations in the Licensed Premises which may amount to a permanent or structural change or carries out unauthorised interior renovation work within the Licensed Premises, it shall constitute a Material Breach.

7. **Change in LICENSEE's Management Control:**

The LICENSEE covenants that any change in the management control of the LICENSEE shall be communicated to the LICENSOR within 7 days of such change.

8. **Merger and De-merger of the LICENSEE's Company:**

In case of any proposed merger or de-merger of the LICENSEE with other group company/companies then, the LICENSEE shall intimate the same in writing to the LICENSOR, 1 (One) month prior to such a change. Upon receipt of such a written request as per effective date of merger/de-merger, the Parties shall mutually terminate this Agreement and the entity having a paid up capital of Rs.1 (One) Crore and above with whom the LICENSEE is merged/de-merged as the case may be ("**New Entity**") shall execute a fresh leave and license agreement with

the LICENSOR for the balance term of this Agreement on same terms and conditions, provided LICENSEE clears all the outstanding of the LICENSEE, if any prior to execution of the fresh leave and license agreement and the New Entity pays stamp duty and appropriate registration charges on the fresh leave and license agreement.

Insurance:

a. The LICENSEE covenants that at all time during the License Term it shall maintain adequate insurance to cover all contingencies for all property, goods, merchandise, furniture and fixtures, equipment and appliances, personnel etc. located in or working from the Licensed Premises. The LICENSEE acknowledges that under no circumstances will the LICENSOR be responsible or liable for any loss or damage to the LICENSEE's property, goods, merchandise, furniture and fixtures, equipment and appliances, personnel etc. in the Licensed Premises.

b. The LICENSEE covenants that it shall not do anything whereby any policy of insurance in relation to the said Building or any part thereof including the Licensed Premises, taken out by LICENSOR may become void or voidable or whereby the rate of premium thereon or on any part of the property may be increased.

c. The LICENSEE covenants that the LICENSEE shall take a comprehensive public liability insurance policy of adequate cover which shall be maintained and renewed for entire term of the License Period and the LICENSEE shall furnish details of such policy to the LICENSOR.

10. **Safety**

The LICENSEE hereby covenants to maintain at all times the highest standards of safety for life, equipment and property. The LICENSEE further agrees that it shall maintain the highest degree of care in the use of all the Licensed Premises including all the fixtures, fittings, equipment(s) and other assets provided by the LICENSOR. The LICENSEE covenants that at all times it shall be solely responsible for any loss, damage or injury caused to any property, material or human life that takes place due to any action, inaction, mismanagement including but not limited to accident etc. which has occurred in the said Licensed Premises or said Building (including the premises of any other licensee) or said Plot due to any act of omission or commission by the LICENSEE or its employees representatives, agents and agrees and undertakes to indemnify all losses and damages caused to the LICENSOR/affected person(s) and keep the LICENSOR harmless and fully indemnified in this regard. Failure to do so may be construed as a Material Breach by the LICENSEE.

11. The LICENSEE covenants that it shall not use or allow to be used or permit to be used the Licensed Premises or any part thereof for any illegal, immoral or improper purposes and shall not cause or permit or suffer thereon or any part thereof anything which may be or become a nuisance or annoyance or cause damage or constitute danger to the LICENSOR, Licensed Premises or to the licensees/occupants of the said Building.

12. The LICENSEE covenants that it shall not induct any third party or purport to create any third party rights of any nature whatsoever in the Licensed Premises or any part thereof and transfer or assign the benefit of this Agreement to any third party or person, under any circumstances whatsoever. The LICENSEE shall not present the Licensed Premises as a part of the assets of the LICENSEE or the

assets of any of the LICENSEE's affiliates, subsidiaries, associates etc. The LICENSEE shall not handover the Licensed Premises to any other person/entity under the guise of conducting agreement or otherwise arrangement of a similar nature. Any such act on the part of the LICENSEE shall constitute a Material Breach.

13. The LICENSEE covenants that at no time during the License Term shall it reduce its paid up equity capital to less than Rs.1,00,00,000/- (Rupees One Crore Only). In case the paid up equity capital of the LICENSEE is reduced below Rs.1,00,00,000/- (Rupees One Crore Only) this Agreement would be deemed to be automatically terminated one week prior to such reduction in equity capital of the LICENSEE and the consequences of termination as set out in Clause XIV(CONSEQUENCES OF TERMINATION AND/ OR EXPIRY) shall apply.

14. The LICENSEE covenants that the LICENSOR, being in possession, shall have unfettered rights to enter the Licensed Premises or nominate representatives to enter the Licensed Premises at any time during business hours upon giving a 24 (twenty four) hour prior notice (except in case of any fire, safety, health emergencies), to which the LICENSEE unequivocally acknowledges and accepts.

15. The LICENSEE covenants that it shall not use any of the areas located outside the Licensed Premises without the prior written permission of the LICENSOR. The LICENSEE further covenants that it shall not object to the use of any common area in the said Building or elsewhere, by the LICENSOR or any permitted third party for any use as may be decided by the LICENSOR. The LICENSEE shall be responsible for garbage disposal to the designated points and cleanliness of the area immediately around the Licensed Premises.

16. The LICENSEE covenants that it will undertake at its own costs maintenance, replacements and all routine repairs of all the Inventories provided in the Licensed Premises the equipment and installations (electrical panels, drainage lines, etc.), on a regular basis. The LICENSEE hereby confirms that LICENSOR shall not be responsible for any maintenance, replacement and repairs of the Inventories provided in the Licensed Premises.

17. The LICENSEE agrees that in the event, there is any loss, breakage or damage caused to any of the Inventories in the Licensed Premises or to the Licensed Premises itself (which is of non-structural nature), the LICENSEE shall after obtaining prior written approval from the LICENSOR carry out the repair and replacement at its sole cost and expense.

18. The LICENSEE covenants and agrees that it shall stop the use of the Licensed Premises and remove all its employees, representatives and agents and all its machines, equipments, furniture and fixtures and other goods and material there from without causing any damage to the Licensed Premises and shall restore the Licensed Premises to the state and condition other than the sanctioned renovations if any, in which the Licensed Premises is at present, reasonable wear and tear excepted, on or before the expiry of the License Term or sooner determination thereof and shall remove itself, its staff and belongings and stop using the Licensed Premises and hand over charge of the Licensed Premises to the LICENSOR.

19. The LICENSEE covenants that it shall abide by all such rules and regulations of the said Building applicable to the Licensed Premises (including any amendments thereof) from time to time and further consents that it shall not, at any time, object to any changes or modifications therein, provided that such rules and regulations do not affect the right of the LICENSEE to conducts its Permitted Business. In the event there is non-adherence of rules and regulations of the said Building by the

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New Century Trading India Private Limited Chennai

Offbeat Developers Pvt. Ltd. Mumbai

LICENSEE, the LICENSOR may issue notice of such inefficient management to the LICENSEE and request the LICENSEE to rectify such shortcomings as specified in such notice by the LICENSOR within 30 days of receipt of such notice.

20. The LICENSEE covenants that it shall not make an application and/or institute any suits, actions or proceedings in any court of law, tribunal or any other legal forum for challenging the License Fee payable under this Agreement. Violation of this covenant on part of the LICENSEE shall constitute a Material Breach.

21. The LICENSEE covenants that the License Fee and all other amounts are fair and reasonable and shall be due and payable by the LICENSEE even if there are losses suffered by the LICENSEE in respect of its business within the Licensed Premises and/or any other business/activities carried on elsewhere.

22. The LICENSEE covenants that for any reason whatsoever, the LICENSOR shall never be responsible or liable in any manner howsoever for any of the business liabilities or losses of any nature whatsoever that may be suffered by the LICENSEE and that the LICENSOR and the LICENSEE shall not be, or deemed to be, carrying on any joint or common business, or joint venture or partnership, or agency or any other like relationship, since this Agreement is a mere leave and license agreement.

23. The LICENSEE covenants that it shall not use the trademarks or designs or logos of the said Building its registered or trading name for any advertisement or purpose other than the address and place of business of the LICENSEE.

24. The LICENSEE covenants that it shall at all times remain a company in good standing throughout the License Term. In the event that the LICENSEE files for protection under the BIFR/NCLT or any statute, is the subject matter of a winding up process, the same will constitute a Material Breach. The LICENSEE further covenants to advise its bankers and /or financers of the terms and conditions of this Agreement and the LICENSOR shall not be responsible for any breach of the agreements the LICENSEE may have entered in to with its bankers and/or financiers. Violation of this covenant on part of the LICENSEE shall constitute a Material Breach.

25. The LICENSEE covenants that it shall not claim compensation or relief of any kind or any portion or part thereof or share therein in the event of the acquisition or requisition of the Licensed Premises or any part thereof by the Government or the Municipality or any other Public or Local Authority and upon any such acquisition or requisition to remove itself along with its officers, staff, servants and agents and its equipment, furniture, fixture, etc. from the Licensed Premises and to treat this Agreement as terminated or determined and not to claim any compensation or make any claim of any kind or nature whatsoever against the LICENSOR for such termination or determination.

26. The LICENSEE covenants that it shall be liable for all business expenses and statutory liabilities and any other taxes, costs, charges, expenses, duties and levies that may be applicable to its running its business in the Licensed Premises. The LICENSEE shall not make any claim against the LICENSOR for any loss or damage to the LICENSEE's furniture, fixture, fittings, equipment, machines, etc., lying in the Licensed Premises for any cause whatsoever.

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IX. REPRESENTATIONS OF THE LICENSEE

The LICENSEE unequivocally represents:

1. The LICENSEE represents that at the time of executing this Agreement its paid up equity capital is over Rs.1,00,00,000/- (Rupees One Crore Only).

2. The LICENSEE is a corporation duly incorporated and validly existing under the laws of India. The LICENSEE has the full legal right, capacity and authority to enter into this Agreement. The execution and delivery of this Agreement by the LICENSEE has been duly authorized by requisite corporate action of the LICENSEE (including any board or shareholder consents as may be necessary).

3. The execution, delivery and performance by the LICENSEE of this Agreement and the compliance by it with the terms and provisions of this Agreement do not and will not violate any provision of its charter/constitutional documents.

4. That the LICENSEE is the owner of or is sufficiently entitled to use all signage and logos that it proposes to use for its Permitted Business from the Licensed Premises.

5. The LICENSEE has the financial capacity to meet its payment obligations to fulfill all its obligations under this Agreement.

X. BREACH AND CONSEQUENCES

In the event of a breach of a covenant (not specified as being a Material Breach) by the LICENSEE or a breach of any of the terms and conditions of this Agreement, the LICENSOR shall give the LICENSEE a notice of such breach. The LICENSEE shall rectify such breach (such rectification shall be referred to as **"Cure" or "Cured"**) within a period of 30 days (**"Cure Period"**). Should such a breach be Cured by the LICENSEE within the Cure Period (including by payment of any compensation), the Agreement shall continue as envisaged herein. In case the LICENSEE fails to Cure the breach within the Cure Period, the breach will then constitute a Material Breach.

If the LICENSEE commits the same breach 3 (three) times during the Licensed term, the instance of the third breach will constitute as a Material Breach irrespective of earlier breaches being cured or otherwise.

XI. MATERIAL BREACH

In addition to the Material Breaches specified elsewhere in this Agreement, breach of any of the instances given below shall constitute a "**Material Breach**"and the consequences of Material Breach as stated in Clause XII (CONSEQUENCES OF MATERIAL BREACH) shall ensure:

a) The LICENSEE effects any structural change in any manner or form or destruction in any manner or form of the floors or walls of the Licensed Premises and/or in the said Building and/or the said Plot.

b) The LICENSEE at any time during the occupation of the Licensed Premises during term of this Agreement, reduces it's paid up equity capital to less than Rs. 1,00,00,000/- (Rupees One Crore Only). In case the paid up equity capital of the LICENSEE is reduced below Rs. 1,00,00,000/- (Rupees One Crore Only) this Agreement would be deemed to be automatically terminated one week prior to such reduction in equity capital.

New Century Trading India Private Limited Chennai

c) The LICENSEE delays and/or makes short payments towards any dues payable to the LICENSOR beyond 60 (sixty) days.

d) Breach of any representation by the LICENSEE.

Any indulgence shown by the LICENSOR to the LICENSEE at any time, including by condoning any breach of the covenants above, shall be without prejudice to any rights of the LICENSOR under the terms of this Agreement and shall not be used as a ground of defense by the LICENSEE in a court of law.

XII. CONSEQUENCES OF MATERIAL BREACH:

In the event of a Material Breach by the LICENSEE, the LICENSOR may, at its sole option, exercise any (one or more)or all of the following rights:

1. The LICENSOR or any person or persons duly authorized by it in that behalf, shall have the absolute right to disallow the LICENSEE and its staff from accessing the Licensed Premises.

2. In addition to other rights and remedies available to the LICENSOR under law and this Agreement, the LICENSOR shall be at liberty to disconnect chilled water supply for air conditioning of the Licensed Premises and all services, including electricity, water supply and other utilities to the Licensed Premises, without any further notice and prejudice to the LICENSOR's right to recover the amount of arrears, interest and re-connection charges. By doing so, the LICENSOR shall have no responsibility or liability for any loss or damage caused to the LICENSEE and the LICENSEE shall not make any claim whatsoever against the LICENSOR as a result of such action.

3. Notwithstanding anything else mentioned in this Agreement, in case of a Material Breach by the LICENSEE, the LICENSOR shall be entitled to terminate this Agreement forthwith at any time including during the Lock-in Period, by way of giving a notice to the LICENSEE. The LICENSEE agrees and confirms that in case of termination of this agreement by the LICENSOR due to material breach by the LICENSEE, the physical possession of the Licensed Premises shall automatically vest with the LICENSOR and the LICENSOR shall not require any Order of any Court for taking such physical possession and the LICENSEE agrees and confirms not to dispute or challenge such act of LICENSOR of taking physical possession in any Court of Law.

XIII. RIGHTS OF PARTIES TO TERMINATE:

1. Both parties agree not to terminate this Agreement for a period of 36 (Thirty Six) months from the Term Commencement Date for any reason whatsoever. ("**Lock-in Period**").

2. The LICENSOR will be entitled to terminate this Agreement forthwith at any time during the License Term including during the Lock-in Period, by way of giving a notice to the LICENSEE in case of a Material Breach by the LICENSEE.

3. At any time after the Lock-in Period, either party shall be entitled to terminate this Agreement by giving 3 (Three) months notice to the other party.

XIV. CONSEQUENCES OF TERMINATION AND/ OR EXPIRY:

1. If the LICENSEE terminates this Agreement during the Lock-in Period, the LICENSEE shall be liable to pay the License Fee for the balance Lock-in Period and in addition also for the notice period of 3 months as per Clause XIII (3) of this

New Century Trading India Private Limited Chennai

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Agreement.

2. If the LICENSOR terminates this Agreement for reasons of Material Breach of the LICENSEE during the Lock-in Period, in such case, the LICENSOR shall be entitled to adjust the Security Deposit against all the unpaid dues, and also claim the License Fee for the balance Lock-in Period and in addition also claim the License Fee for the notice period of 3 months as per Clause XIII (3) of this Agreement.

3. If the LICENSEE terminates this Agreement after the Lock-in Period, the LICENSEE shall be liable to pay the License Fee for the notice period of 3 months as per Clause XIII (3) of this Agreement.

4. If the LICENSOR terminates this Agreement for reasons of Material Breach of the LICENSEE after the Lock In Period, in such case, the LICENSOR shall be entitled to adjust the Security Deposit against all the unpaid dues, and claim the License Fee for 3 (Three) months of notice period .

5. In case of early determination of this Agreement, the licensee shall execute and register a Termination Agreement and the charges for registering the Termination agreement will be borne by the Licensee.

6. In the event of termination of the license granted under this Agreement for any reason whatsoever, including by efflux of time this license shall absolutely determine and, the LICENSOR or any person or persons duly authorized by them in that behalf, shall be entitled to re-enter and to re-occupy the Licensed Premises and prevent the LICENSEE and its owners, directors, representatives, officers, staff, employees, servants and agents from entering the Licensed Premises, the said Building, and said Plot. The LICENSEE agrees and confirms that in case of termination of this agreement, the physical possession of the Licensed Premises shall automatically vest with the LICENSOR and the LICENSOR shall not require any Order of any Court for taking such physical possession and the LICENSEE agrees and confirms not to dispute or challenge such act of LICENSOR of taking physical possession in any Court of Law.

7. In case the License Fee or other amounts, taxes, interest etc. remain unpaid by the LICENSEE at the time of termination of this Agreement, the LICENSOR shall have a lien over all the stocks, goods& merchandise, equipments, furniture & fixtures, other movable assets and properties of the LICENSEE within the Licensed Premises till the due amount is paid by the LICENSEE to the LICENSOR. The LICENSEE agrees not to create any lien or charge on its belongings in favour of any third party financing companies/banks in supersession of the LICENSOR's lien stipulated herein. The LICENSOR shall be entitled to take possession of all such property/ goods etc. within the Licensed Premises and shall be fully and absolutely entitled to remove, sell, transfer the same as it may in its sole discretion deem appropriate to recover its dues, after sending a notice or reference to the LICENSEE. The LICENSOR shall not be held responsible for any diminution in the value of such property and/or damage thereto and/or any adverse effect to the reputation of the LICENSEE.

8. The LICENSEE shall continue to be liable for any balance dues and the same shall be recovered from the LICENSEE with interest at the rate of 18% per annum and if such arrears remain outstanding beyond 30 (Thirty) days, then the LICENSEE shall be liable to pay such arrears together with interest thereon at the rate of 24% per annum, compounded quarterly for each financial accounting period, till the date of payment. The computation shall be on the basis of 360 days a year comprising of twelve months of 30 days. The LICENSOR has the right to not allow

the LICENSEE to remove its property, stocks, goods & merchandise, equipments, furniture and fixtures, other movable properties etc. from the Licensed Premises or the property till all the due amounts are paid in full to/recovered by the LICENSOR. The LICENSOR may at any time move any such property without any liability on its part and entirely to the costs and consequences of the LICENSEE.

9. The LICENSOR shall be entitled to adjust all monies deposited by the LICENSEE with the LICENSOR under this Agreement against all sums due to the LICENSOR, without any limitation, including License Fee for the remaining period of the License Term, taxes, interests, damages, losses etc. In the event the aggregate of arrears of License Fee, or any other sum due and payable and the above mentioned costs exceed the amount deposited as security with the LICENSOR, then the LICENSEE shall pay to the LICENSOR to the extent of such amounts due to the LICENSOR over and above such sums deposited by the LICENSEE with the LICENSOR within 7 days of termination and/or expiry of this Agreement.

10. Subsequent to the termination of this Agreement for any reason whatsoever, including expiry by efflux of time, the LICENSEE will within a period of 7 (seven) days thereof remove its staff, signage, stocks, goods & merchandise, equipments, , other movable assets and properties etc. from within the Licensed Premises except the flooring, façade, false ceiling, wiring, cabling, furniture and fittings installed by the LICENSOR, without in any way damaging the Licensed Premises and hand over charge of the Licensed Premises to the LICENSOR. In the event that the LICENSEE fails to comply with the above, the LICENSEE shall be deemed to be in illegal/unauthorized use of the Licensed Premises and the LICENSOR shall have the right to remove and/ or relocate, at the cost and consequences of the LICENSEE, all stocks, goods and merchandise, equipment, furniture and fixtures, other movable properties etc. to any other place as the LICENSOR may deem appropriate and the LICENSEE shall have no claim and hold the LICENSOR harmless and indemnify the LICENSOR from any claim, as a consequence of any action taken by it, pursuant to the provisions of this Agreement.

11. Upon termination of this Agreement for any reason whatsoever, including by efflux of time, the LICENSOR shall be entitled at any time to induct a new LICENSEE into the Licensed Premises on terms and conditions as it may deem fit. These rights of the LICENSOR are, however, in addition to and without prejudice to all its other rights as mentioned in the Agreement.

12. If the LICENSEE delays or fails to hand over the Licensed Premises on the termination of the license granted under this Agreement for any reason whatsoever including by efflux of time, then without prejudice to any other rights and remedies the LICENSOR may have in accordance with the provisions of this Agreement or at law or in equity including without limitation right to lock and prevent entry into the Licensed Premises, disconnect electricity supply and water to the Licensed Premises, etc., the LICENSEE will be considered to be in illegal and unauthorized occupation and a trespasser in the Licensed Premises and shall be liable to pay an additional compensation to the extent of Rs. 357.36 /- (Rupees Three Hundred Fifty Seven and Paise Thirty Six Only) per sq. ft. on the chargeable area of the Licensed Premises per month in addition to the last payable License Fee till such time the LICENSEE is in illegal use of the Licensed Premises. This additional compensation will increase at a compounded rate of 2% per month of the then prevalent additional compensation during the illegal occupation of the Licensed Premises. The LICENSEE agrees and undertakes that the above additional compensation paid by it is by way of compensation and/or mesne

profits and/or liquidated damages only, which is not in the nature of penalty, but only is a pre-determined reasonable compensation. This right is cumulative and is in addition to any other rights and remedies the LICENSOR may have in accordance with the provisions of this Agreement or at law or in equity.

XV. LIMITATION OF LICENSOR'S LIABILITY

The LICENSOR shall not be liable for any special, indirect or consequential damages, including, but not limited to, loss of profit, loss of use, loss of revenues or damages to business or reputation of the LICENSEE or of any third party caused by any act of omission/commission of any visitor, employee, licensee, consultant or independent contractor, or any third party whether appointed by the LICENSOR or not. The LICENSOR shall not be liable for any death, damage, injury or loss (whether to person or property) resulting from any event, including but not limited to any short circuit of electrical wiring, explosion, falling plaster or slabs, fire, escape/release of gas, fumes, water (whether arising from leakage or defect of the piping, wiring, and sprinkler system or otherwise) or other such occurrence or for any death, damage, injury or loss (whether to person or property) caused by any other person howsoever and wheresoever or for any diminution or obstruction of light, air or view by any buildings or structures that may be erected within or adjacent to the said Building or for any actions, claims, damages, destruction, injury litigation, loss theft, etc. as may arise for any cause whatsoever relating to any property or person of the LICENSEE or any other person, arising out of or in connection with the Licensed Premises.

XVI. INDEMNITY

Without prejudice to the other provisions of this Agreement and/or any other rights of the LICENSOR, the LICENSEE shall indemnify and keep indemnified the LICENSOR from and against any and all actions, suits, claims, proceedings, costs, damages, judgements, amounts paid in settlement and expenses (including, without limitation, attorneys fees and disbursements) (collectively **"Loss"**) relating to or arising out of:

i. any inaccuracy in or breach of the representations, warranties, terms, undertakings or covenants made by the LICENSEE herein; or

ii. any other conduct by the LICENSEE or its employees, agents or delegates as a result of which, in whole or in part, the LICENSOR is made a party to, or otherwise incurs any Loss pursuant to, any action, suit, claim or proceeding arising out of or relating to any such conduct; or

iii. any contravention of Laws relating to any action or proceedings taken against the LICENSOR in connection with any such contravention or alleged contravention by the LICENSEE herein; or

iv. negligence of the LICENSEE, including through any claim made by third parties, because of any act or omission on the part of the LICENSEE its servants, agents, patrons, visitors or customers.

XVII. REPRESENTATIONS OF THE LICENSOR

1. On the LICENSEE paying the LICENSOR, the License Fee and other charges regularly and on observing and performing all the terms, conditions and covenants hereof, the LICENSEE shall be entitled to peacefully use the Licensed Premises as its office premises and conduct its Permitted Business from the Licensed Premises during the License Term.

2. The LICENSOR has not entered into any agreement for sale/transfer/lease/leave and license of the Licensed Premises or entered into any agreement otherwise in favour of any third party or parties or any other agreements of any nature

whatsoever in respect of the Licensed Premises or any part thereof so as to prejudice its right to give the Licensed Premises on leave and license basis to the LICENSEE.

3. The said Building is adequately insured under the appropriate insurance policy and the LICENSOR has adequate coverage under the group public liability insurance policy.

4. The LICENSOR has full authority and power to enter into this Agreement and shall be entitled to create security by way of mortgage/charge in or upon the Licensed Premises or any part thereof in favour of any bank/financial institution for the purpose of raising finance. The LICENSOR further represents that in the event the Licensed Premises is mortgaged/charged in favour of any bank/financial institution to secure the financial assistance/loan taken by the LICENSOR from such bank/financial institution, the LICENSOR shall regularly discharge the pecuniary obligations arising out of such financial assistance/ loan.

5. In the event of any structural defects, the LICENSOR shall repair the same.

6. The LICENSOR shall, subject to compliance with the terms of this Agreement (including timely and full payment by the LICENSEE to the LICENSOR of all dues under this Agreement), provide all services as required under the Agreement.

XVIII. MISCELLANEOUS

1. Any indulgence shown by LICENSOR to the LICENSEE at any time shall be without prejudice to any rights of the LICENSOR under the terms of this Agreement and shall not be used as a ground of defense by the LICENSEE in a court of law.

2. The rights and obligations of the LICENSOR under this Agreement, which by their nature survive the termination of this Agreement, shall not be extinguished by termination of this Agreement.

3. The LICENSOR may transfer its right, title, interest or management in the Licensed Premises or part thereof, without any prior consent of the LICENSEE. However, in the event of such transfer during the subsistence of the license granted hereunder, the LICENSOR shall inform the transferee about the rights granted to the LICENSEE under this Agreement and enter into a Deed of Adherence between such transferee, the LICENSEE and the LICENSOR so as to bind the transferee to the rights and obligations of the LICENSOR hereunder.

4. The LICENSOR reserves its right to change/alter/modify any time before/during/after the execution and/or registration of this Agreement, the name of the Building "The Centrium" at the discretion of the LICENSOR.

5. Upon the occurrence of any of the following events i.e. fire, accident, riots, flood, earthquake, storm, terrorist activities, war, Act of God, which results in physical damage of the Licensed Premises resulting in complete closure of business of the LICENSEE in the Licensed Premises, it shall be declared an event of force majeure. It is clarified that a Force Majeure event will be declared as such only if such an event damages the physical condition of the Licensed Premises to such extent that it results in the LICENSEE being unable to use or have access to the Licensed Premises, but such event shall not include any other event such as but not limited to business recession, economic breakdown or strikes. It is also clarified that in the event of the Licensed Premises being closed completely on account of force majeure event, then in such event, the License Fee shall not be payable during the subsistence of such force majeure. If the LICENSEE is able conduct the business partially then the LICENSEE shall pay the License Fee on a pro rata basis. In such event of force majeure, the LICENSEE shall give to the LICENSOR a period of 3 (three) months from the date of such event to restore/rehabilitate the

New Century Trading India Private Limited Chennai

Licensed Premises or part thereof in a way to enable the LICENSEE to commence its business. In the event the LICENSOR is unable to restore/rehabilitate the Licensed Premises or part thereof, the LICENSEE shall be entitled to terminate this Agreement. The LICENSOR shall be allowed a further period of 90 (Ninety) days to refund the Security Deposit.

6. The license granted by the LICENSOR to the LICENSEE is for permissive occupation and use of the Licensed Premises, and all terms and conditions agreed upon between the parties have been truly, fully and completely set out herein. Neither party shall set up or plead any oral or collateral agreement or arrangement between the parties hereto, varying the terms hereof. This Agreement maybe amended, varied or modified with the mutual consent of the parties and no such amendment, variation or modification shall be valid unless reduced to writing and signed by or on behalf of both parties. For abundant clarity, it is clarified that any correspondence/agreement/document that may be exchanged by any employee/representative of the LICENSOR containing any amendment/variation/modification to the terms of this Agreement will in the absence of a valid board resolution confirming such amendment/variation/modification will be deemed to be invalid.

7. If, as a result of any legislation, the LICENSEE becomes entitled to continue the use and occupation of the Licensed Premises beyond the License Term, this Agreement shall be deemed to have been terminated prior to such legislation coming into force.

8. The terms and conditions of this Agreement and all other information will be kept confidential by both parties hereto, their respective agents, employees and representatives and will not be disclosed in any manner whatsoever, in whole or in part, irrespective of the continuity hereof.

9. Stamp duty, registration or any other charges, including without limitation Goods and Service Tax statutorily payable to government or local Authorities, on this Agreement or duplicates, and any increases thereon for any reason whatsoever, shall be borne and paid equally by both the parties.

10. It is hereby agreed by and between the parties hereto that for the enforcement of the rights of one party against the other under this Agreement, the courts at Mumbai shall have exclusive jurisdiction.

11. Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by Courier at the respective addresses set out herein below or (iv) at the email address provided by the Licensee or at such other address as may be subsequently communicated by one Party to the other in writing as set out herein.

LICENSOR:	**OFFBEAT DEVELOPERS PRIVATE LIMITED**
Address:	Shree LaxmiWoollen Mills Estate, RR Hosiery Building, Shakti Mills Lane, Off. Dr. E. Moses Road, Mahalaxmi, Mumbai 400 011
LICENSEE:	**NEW CENTURY TRADING INDIA PRIVATE LIMITED**
Address:	SVM-Tulip, Door No. 1/615, Gandhi Street, Jalladianpet, Chennai-600 100
Email :	robert.chew@newcentury.global

12. This Agreement embodies the entire, sole and exclusive agreement and understanding between the parties hereto with regard to the subject matter and supersedes and cancels all the prior discussions, negotiations, agreements and understandings between the parties, whether written or oral. Nothing contained in this Agreement shall constitute a partnership or a joint venture between the parties or any of them and no party shall hold itself out as an agent for the other party.

13. The LICENSOR states that Permanent Account Number (PAN) allotted to the LICENSOR is AAACO5140L

14. The LICENSEE states that Permanent Account Number (PAN) allotted to the LICENSEE is AAHCN6451E.

SCHEDULE

The premises being Unit no 5 admeasuring 362.13 square mtrs. (3,898 square feet) of carpet area equivalent to 6,432 square feet of chargeable area on the 2nd Floor of building known as "The Centrium" situated at Phoenix Market City, LBS Marg, Kurla west, Mumbai 400 070.

IN WITNESS WHEREOF the Parties have hereto set and subscribed their respective hands the day and year first hereinabove written.

SIGNED AND DELIVERED
by the within named "LICENSOR"
OFFBEAT DEVELOPERS PRIVATE LIMITED
by the hands of its Authorised Signatory



in the presence of

1. ____________

2. ____________

SIGNED AND DELIVERED
Bythe within named "LICENSEE"
NEW CENTURY TRADING (INDIA) PRIVATE LIMITED
by the hands of its Authorized Signatory



in the presence of

1. ____________

2. ____________

ANNEXURE 'A'



CARPET AREA - 3,898 Sq.ft
SECOND FLOOR UNIT NO - 5, THE CENTRIUM, PHOENIX MARKET CITY, LBS MARG, KURLA (W), MUMBAI 400070.

करल - १

२०२२

THE SEAL OF THE SUB REGISTRAR KURLA

SUBURBAN DIST.

OFFBEAT DEVELOPERS PVT. LTD. MUMBAI

New Century Trading India Private Limited Chennai